AEGION®

Stronger. Safer. Infrastructure.®

August 1, 2017
St. Louis, Missouri

AEGION CORPORATION REPORTS 2017 SECOND QUARTER FINANCIAL RESULTS

Company's strategic actions strengthen long-term outlook

- Q2'17 diluted EPS were $0.33 compared to $0.10 in Q2'16. Adjusted (non-GAAP)[1] Q2'17 diluted EPS were $0.33 compared to $0.23 in Q2'16.
- Contract backlog at June 30, 2017 was $774 million, a $147 million increase above contract backlog at June 30, 2016, each excluding backlog for the large deepwater pipe coating and insulation project. New orders in 1H'17 increased 35 percent to $764 million compared to $567 million in the prior year period.
- Aegion's focus on strategic end markets resulted in the decision to divest the pipe coating and insulation business and exit all non-pipe related contract applications for the Tyfo® Fibrwrap® system in North America. Aegion will continue to participate in the North American civil structures market through third-party product sales and engineering support.
- The Company's restructuring initiative is expected to generate annualized savings in excess of $15 million in 2018.

[1] *Adjusted (non-GAAP) results exclude certain charges related to the Company's restructuring efforts and acquisition-related expenses. The reconciliation of adjusted results begins on page 8.*

Q2 2017 HIGHLIGHTS

- Strong execution of the $134 million deepwater pipe coating and insulation project generated over $40 million in revenues and profits were ahead of expectations.
- Awarded two related contracts, valued at approximately $35 million, in the Middle East for robotic interior pipe weld coatings. Over 75 percent of the value is for offshore activity planned in 2018 at margins in line with prior offshore projects.
- Significant improvement in Energy Services' profitability after the 2016 Restructuring to focus on the West Coast downstream market for refinery maintenance services.
- Cash flow from operating activities in Q2'17 provided $27 million versus $12 million provided in Q2'16.

"The actions announced today reflect our focus on Aegion's strategic end markets for municipal and midstream oil & gas pipelines and West Coast refinery services to deliver sustainable organic revenue and earnings growth.

"Execution issues in Australia and for cathodic protection services in the U.S. as well as limited backlog in Denmark and for the Tyfo® Fibrwrap® system in North America prevented much stronger results in Q2'17. We forecast solid 2H'17 performance due to increased backlog and actions to address these market and performance issues. However, we now expect 2017 adjusted EPS to moderately exceed 2016 results.

"We are committed to achieving our three-year financial targets and expect the strength of our end markets combined with the actions announced today to position us for significantly improved profitability in 2018."

Charles R. Gordon, President and CEO



Revenues
$297.7
$354.5
19.1%
Q2'16
Q2'17



Gross Profit
$61.2
$79.8
30.4%
$63.6
$79.8
25.5%
Q2'16
Q2'17
Q2'16
Q2'17



Operating Income
$8.1
$21.7
$13.6
$14.8
$21.9
$7.1
Q2'16
Q2'17
Q2'16
Q2'17

in USD millions, except percentages

– GAAP results

– Adjusted (non-GAAP)[1] results



Gross Margin
20.6%
22.5%
21.4%
22.5%
Q2'16
Q2'17
Q2'16
Q2'17



Operating Margin
2.7%
6.1%
5.0%
6.2%
Q2'16
Q2'17
Q2'16
Q2'17

INFRASTRUCTURE SOLUTIONS POSITIONED FOR REVENUE AND INCOME GROWTH IN 2H'17 OVER 2H'16


Revenues
$150.2
$148.3
(1.3)%
Q2'16
Q2'17
Gross Profit
$39.2
$34.4
(12.3)%
$41.5
$34.4
(17.2)%
Q2'16
Q2'17
Q2'16
Q2'17
Operating Income
$13.1
$8.4
$(4.7)
$17.2
$8.7
$(8.5)
Q2'16
Q2'17
Q2'16
Q2'17

in USD millions, except percentages

- GAAP results
- Adjusted (non-GAAP) results


Gross Margin
26.1%
23.2%
27.6%
23.2%
Q2'16
Q2'17
Q2'16
Q2'17
Operating Margin
8.7%
5.7%
11.4%
5.8%
Q2'16
Q2'17
Q2'16
Q2'17

Q2 2017 Highlights

- New orders increased approximately 55 percent quarter-over-quarter to $210 million due primarily to favorable market conditions in the North American CIPP market.
- Legacy backlog issues for CIPP activity in Denmark, limited activity for the Tyfo® Fibrwrap® system in North America and execution issues related to CIPP activity in Australia negatively impacted gross profit by approximately $2.6 million compared to Q2'16.
- Gross profit was negatively impacted by approximately $3.3 million due to short-term softness in workable backlog for CIPP activity in certain regions in North America. 1H'17 performance in this market was on par with strong results in 1H'16.
- Operating expenses include approximately $1.5 million related to investments for future growth.

Strong Q2'17 orders for projects in the North American market for Insituform® CIPP rehabilitation resulted in record backlog and a continued favorable outlook for full-year 2017 profit growth in Aegion's largest market.

2017 Outlook

Revenues for Infrastructure Solutions are expected to grow faster than the low to mid-single digit three-year target. A strong backlog position supports the outlook for improved operating margins in 2H'17.

- The increase in reported backlog was in all geographies, but especially in North America, at bid margins largely in line with the prior year period.
- Expect an improved 2H'17 in Europe due to increased contract backlog.
- An assessment will occur during Q3'17 to evaluate the operations and market conditions in Australia.


Infrastructure Solutions
Contract Backlog
$313.9
$379.0
20.7%
06/30/16
06/30/17

in USD millions, except percentage

CORROSION PROTECTION'S LARGE DEEPWATER PIPE INSULATION PROJECT DROVE STRONG RESULTS IN Q2'17


Revenues
$94.4
$127.7
35.3%
Q2'16
Q2'17
Gross Profit
$17.1
$35.6
108.4%
$17.2
$35.6
107.6%
Q2'16
Q2'17
Q2'16
Q2'17
Operating Income
$(2.5)
$11.2
$13.7
$(1.5)
$11.2
$12.7
Q2'16
Q2'17
Q2'16
Q2'17
Gross Margin
18.1%
27.9%
18.2%
27.9%
Q2'16
Q2'17
Q2'16
Q2'17
Operating Margin
(2.6)%
8.8%
(1.6)%
8.8%
Q2'16
Q2'17
Q2'16
Q2'17
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP) results

Q2 2017 Highlights

- The $134 million deepwater pipe coating and insulation project was substantially completed in the quarter and was a primary driver of Corrosion Protection's and Aegion's improved profitability in Q2'17.
- New orders increased 46 percent to $137 million vs. Q2'16.
- Despite favorable market conditions in the U.S. for cathodic projection services, continued unfavorable mix and performance issues on several large projects resulted in an approximate $4.3 million negative impact to gross profit compared to Q2'16.

Excluding the contribution from the deepwater pipe coating and insulation project, Corrosion Protection is positioned to exceed the performance in 2H'16 and create a foundation for growth in 2018 supported by the key project awards in the Middle East, Central America and South America.

2017 Outlook

Corrosion Protection revenues are expected to grow mid-teens with mid-single digit operating margins driven by the successful execution of the deepwater pipe coating and insulation project and a modest recovery in the energy markets.

- Backlog, excluding the deepwater project, increased approximately 50 percent to $189 million, which includes the highest backlog since 2013 for the Tite Liner® system.
- Expect improved performance in 2H'17 for cathodic protection services in the U.S. because of strong backlog and actions taken to address performance issues.
- Current conditions in the Canadian oil & gas market require the restructuring of Corrosion Protection's operations to right-size the organization to meet market demand.


Corrosion Protection
Contract Backlog
$259.6
$133.7
$125.9
$198.6
$9.6
$189.0
(23.5)%
– Large deepwater project
– Remaining
06/30/16
06/30/17
in USD millions, except percentage

ENERGY SERVICES DELIVERED IMPROVED PERFORMANCE FOR THE THIRD CONSECUTIVE QUARTER


Revenues
$53.1
$78.4
47.8%
Q2'16
Q2'17
Gross Profit
$4.9
$9.8
98.9%
$4.9
$9.8
98.9%
Q2'16
Q2'17
Q2'16
Q2'17
Operating Income
$(2.5)
$2.0
$4.5
$(0.9)
$2.0
$2.9
Q2'16
Q2'17
Q2'16
Q2'17
Gross Margin
9.3%
12.5%
9.3%
12.5%
Q2'16
Q2'17
Q2'16
Q2'17
Operating Margin
(4.6)%
2.6%
(1.6)%
2.6%
Q2'16
Q2'17
Q2'16
Q2'17
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP) results

Q2 2017 Highlights

The 2016 Restructuring focused Energy Services on downstream refinery maintenance services resulting in improved revenue and operating performance since Q2'16.

- The 47.8 percent increase in revenues was the result of growth in day-to-day maintenance, turnaround support services and construction activities.
- A favorable mix for maintenance services and improved performance in construction activities drove a 320 basis point expansion in gross margins.
- Operating margins increased 420 basis points (adjusted non-GAAP) due to revenue and margin improvements, as well as continued efforts to increase operating efficiencies.

A favorable market for day-to-day refinery maintenance and turnaround services on the U.S. West Coast supports the outlook for revenue growth and operating margin expansion in 2H'17.

2017 Outlook

Energy Services' revenues are now expected to grow low double digits, ahead of the three-year growth objective, with operating margins above the results in Q4'16.

- The increase in backlog reflects continued growth for refinery maintenance services and an increase in customer-planned turnaround events for 2H'17 compared to the prior year period.

Energy Services Contract Backlog


$178.4
$196.8
10.3%
06/30/16
06/30/17

in USD millions, except percentage

Represents expected unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts, limited to the next 12 months of expected revenues.

STRATEGIC ACTIONS

Aegion's long-term organic growth strategy is premised on market-leading technologies in growing and predictable end markets. Aegion continuously reviews its portfolio and end markets. On July 28, 2017, its Board of Directors approved a plan to: (1) divest the Company's pipe coating and insulation business in Louisiana; (2) exit all non-pipe related contract applications for the Tyfo® Fibrwrap® system in North America; (3) restructure Corrosion Protection's operations in Canada; and (4) implement a cost reduction to right-size the Company as a result of these actions.

DIVEST CORROSION PROTECTION'S PIPE COATING AND INSULATION BUSINESS

The market is characterized by large new pipeline construction projects with long lead-times and high risk related to timing of awards and commencement of pipe coating and insulation activities. This market structure is inconsistent with the Company's objective for sustainable growth and Corrosion Protection's strategic focus on midstream oil & gas pipeline maintenance.

In order to assist the Company with the sale process, including discussions with third parties, the Company has retained Simmons & Company International, the energy specialists of Piper Jaffray, to serve as its financial adviser.

EXIT INFRASTRUCTURE SOLUTIONS' NORTH AMERICA ACTIVITY FOR NON-PRESSURE PIPE CONTRACT APPLICATIONS

Despite investments over the last two years to accelerate sales momentum in North America, efforts have failed to sufficiently expand contract applications for the Tyfo® Fibrwrap® system to strengthen buildings, bridges and other structures. The growing acceptance of fiber-reinforced polymer solutions support the strategy to focus solely on being a technology provider through expert structural engineering, direct product sales and installation technical support for buildings, bridges and other structures.

RESTRUCTURE CORROSION PROTECTION'S OPERATIONS IN CANADA

The ongoing challenges in the oil & gas market have resulted in continued pricing pressures and reduced customer spending. It is necessary to right-size the Company's Canadian operations for cathodic protection services based on expectations that current market conditions will continue.

IMPLEMENT A COST REDUCTION EFFORT ACROSS AEGION

These strategic actions require the proper level of operating and functional support structure, which requires adjustments to the Company's overhead structure.

RESTRUCTURING AND RELATED CHARGES

Management has initiated a restructuring plan to support the strategic actions noted above. Total annualized savings are currently estimated to be in excess of $15 million, which are expected to be fully realized in 2018.

To date, approximately $9 million of annualized savings have been identified. Estimated pre-tax, cash charges of $9 million to $11 million, with the majority of the charges planned for 2H'17, are required to achieve the identified savings. The anticipated charges consist primarily of employee severance, retention, extension of benefits, employment assistance programs, early lease termination and other restructuring related costs. A final determination of the remaining cost savings and the additional costs to achieve those savings is expected in the coming months.

As part of the repositioning within Infrastructure Solutions for the Tyfo® Fibrwrap® operations in North America, the Company will evaluate the long-lived assets and goodwill of the Fyfe reporting unit for impairment during the third quarter of 2017. As of June 30, 2017, the Fyfe reporting unit in North America had $56 million of long-lived assets and $56 million of goodwill. Any impairment charge and any corresponding operating expense reduction would be in addition to the pre-tax charges and savings noted above.

About Aegion Corporation (NASDAQ: AEGN)
Aegion combines innovative technologies with market-leading expertise to maintain, rehabilitate and strengthen infrastructure around the world. Since 1971, the Company has played a pioneering role in finding innovative solutions to rehabilitate aging infrastructure, primarily pipelines in the wastewater, water, energy, mining and refining industries. Aegion also maintains the efficient operation of refineries and other industrial facilities. Aegion is committed to Stronger. Safer. Infrastructure.® More information about Aegion can be found at www.aegion.com.

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Aegion's forward-looking statements in this news release represent its beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this document, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission on March 1, 2017, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this news release are qualified by these cautionary statements.

About Non-GAAP Financial Measures
Aegion has presented certain information in this release excluding certain items that impacted income, expense and earnings per share from continuing operations. The adjusted earnings per share in the quarters and six-month periods ended June 30, 2017 and 2016 exclude charges related to the Company's restructuring efforts and acquisition-related activities.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

Aegion®, Fibrwrap®, Tite Liner®, Tyfo® and the associated logos are the registered trademarks of Aegion Corporation and its affiliates.
(AEGN-ER)

CONTACT: Aegion Corporation
David A. Martin, Executive Vice President and Chief Financial Officer
(636) 530-8000

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except share and per share information)

	For the Quarters Ended June 30,		For the Six Months Ended June 30,	
	2017	**2016**	**2017**	**2016**
Revenues	$ 354,473	$ 297,686	$ 679,648	$ 591,594
Cost of revenues	274,705	236,496	532,468	475,990
Gross profit	79,768	61,190	147,180	115,604
Operating expenses	58,109	50,806	110,855	101,531
Acquisition-related expenses	—	704	533	1,735
Restructuring charges	—	1,535	—	8,332
Operating income	21,659	8,145	35,792	4,006
Other income (expense):				
Interest expense	(4,005)	(3,641)	(8,052)	(7,256)
Interest income	35	128	84	160
Other	(408)	(498)	(795)	(1,471)
Total other expense	(4,378)	(4,011)	(8,763)	(8,567)
Income (loss) before taxes on income	17,281	4,134	27,029	(4,561)
Taxes (benefit) on income (loss)	5,103	941	7,098	(3,805)
Net income (loss)	12,178	3,193	19,931	(756)
Non-controlling interests (income) loss	(1,078)	229	(2,960)	386
Net income (loss) attributable to Aegion Corporation	$ 11,100	$ 3,422	$ 16,971	$ (370)
Earnings (loss) per share attributable to Aegion Corporation:				
Basic	$ 0.33	$ 0.10	$ 0.51	$ (0.01)
Diluted	$ 0.33	$ 0.10	$ 0.50	$ (0.01)
Weighted average shares outstanding - Basic	33,375,989	34,986,905	33,596,435	35,237,742
Weighted average shares outstanding - Diluted	34,059,846	35,466,765	34,282,372	35,237,742

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended June 30, 2017

	As Reported (GAAP)	Restructuring Charges [1]	As Adjusted (Non-GAAP)
Affected Line Items:			
Cost of revenues	$ 274,705	$ 12	$ 274,717
Gross profit	79,768	(12)	79,756
Operating expenses	58,109	(285)	57,824
Operating income	21,659	273	21,932
Income before taxes on income	17,281	273	17,554
Taxes on income	5,103	88	5,191
Net income	12,178	185	12,363
Net income attributable to Aegion Corporation	11,100	185	11,285
Diluted earnings per share:			
Net income attributable to Aegion Corporation	$ 0.33	$ —	$ 0.33

---

[1] Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $(12) related to the write-off of certain other assets; and (ii) pre-tax restructuring charges for operating expenses of $285 primarily related to wind-down and other restructuring-related charges, net of the reversal of reserves for potentially uncollectible receivables. All restructuring charges relate to the 2014 Restructuring.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended June 30, 2016

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	As Adjusted (Non-GAAP)
Affected Line Items:				
Cost of revenues	$ 236,496	$ (10)	$ (2,363)	$ 234,123
Gross profit	61,190	10	2,363	63,563
Operating expenses	50,806	(2,029)	—	48,777
Acquisition-related expenses	704	—	(704)	—
Restructuring charges	1,535	(1,535)	—	—
Operating income	8,145	3,574	3,067	14,786
Other income (expense):				
Other	(498)	249	—	(249)
Income before taxes on income	4,134	3,823	3,067	11,024
Taxes on income	941	1,290	1,022	3,253
Net income	3,193	2,533	2,045	7,771
Net income attributable to Aegion Corporation	3,422	2,533	2,045	8,000
Diluted earnings per share:				
Net income attributable to Aegion Corporation	$ 0.10	$ 0.07	$ 0.06	$ 0.23

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $10 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $2,029 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring charges of $1,535 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges for other expense of $249 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $2,363 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $704 incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe and the CIPP business of Leif M. Jensen A/S and other potential acquisition activity pursued by the Company during the quarter.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Six Months Ended June 30, 2017

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	As Adjusted (Non-GAAP)
Affected Line Items:				
Cost of revenues	$ 532,468	$ (156)	$ —	$ 532,312
Gross profit	147,180	156	—	147,336
Operating expenses	110,855	(34)	—	110,821
Acquisition-related expenses	533	—	(533)	—
Operating income	35,792	190	533	36,515
Income before taxes on income	27,029	190	533	27,752
Taxes on income	7,098	235	108	7,441
Net income	19,931	(45)	425	20,311
Net income attributable to Aegion Corporation	16,971	(45)	425	17,351
Diluted earnings per share:				
Net income attributable to Aegion Corporation	$ 0.50	$ —	$ 0.01	$ 0.51

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $156 related to the write-off of certain other assets; and (ii) pre-tax restructuring charges for operating expenses of $34 primarily related to wind-down and other restructuring-related charges, net of the reversal of reserves for potentially uncollectible receivables. All restructuring charges relate to the 2014 Restructuring.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and other potential acquisition activity pursued by the Company during the period.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Six Months Ended June 30, 2016

	As Reported (GAAP)	Restructuring Charges [1]	Acquisition-Related Expenses [2]	As Adjusted (Non-GAAP)
Affected Line Items:				
Cost of revenues	$ 475,990	$ (45)	$ (3,572)	$ 472,373
Gross profit	115,604	45	3,572	119,221
Operating expenses	101,531	(4,759)	—	96,772
Acquisition-related expenses	1,735	—	(1,735)	—
Restructuring charges	8,332	(8,332)	—	—
Operating income	4,006	13,136	5,307	22,449
Other income (expense):				
Other	(1,471)	249	—	(1,222)
Income (loss) before taxes on income	(4,561)	13,385	5,307	14,131
Taxes (benefit) on income (loss)	(3,805)	4,374	1,631	2,200
Net income (loss)	(756)	9,011	3,676	11,931
Net income (loss) attributable to Aegion Corporation	(370)	9,011	3,676	12,317
Diluted earnings per share:				
Net income (loss) attributable to Aegion Corporation	$ (0.01)	$ 0.26	$ 0.10	$ 0.35

---

[1] Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $45 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,759 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring charges of $8,332 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges for other expense of $249 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

[2] Includes the following non-GAAP adjustments: (i) inventory step up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $1,735 incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe and the CIPP business of Leif M. Jensen A/S and other potential acquisition activity pursued by the Company during the period.

Segment Reporting

Infrastructure Solutions

(in thousands)	Quarter Ended June 30, 2017			Quarter Ended June 30, 2016		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 148,311	$ —	$ 148,311	$ 150,199	$ —	$ 150,199
Cost of revenues	113,947	12	113,959	111,024	(2,314)	108,710
Gross profit	34,364	(12)	34,352	39,175	2,314	41,489
Gross profit margin	23.2%		23.2%	26.1%		27.6%
Operating expenses	25,973	(285)	25,688	24,776	(451)	24,325
Acquisition-related expenses	—	—	—	704	(704)	—
Restructuring charges	—	—	—	628	(628)	—
Operating income	8,391	273	8,664	13,067	4,097	17,164
Operating margin	5.7%		5.8%	8.7%		11.4%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, reversal of reserves for potentially uncollectible receivables, wind down and other restructuring charges.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, selected assets of Fyfe Europe and the CIPP business of Leif M. Jensen A/S.

Corrosion Protection

(in thousands)	Quarter Ended June 30, 2017			Quarter Ended June 30, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)
Revenues	$ 127,715	$ —	$ 127,715	$ 94,410	$ —	$ 94,410
Cost of revenues	92,079	—	92,079	77,307	(59)	77,248
Gross profit	35,636	—	35,636	17,103	59	17,162
Gross profit margin	27.9%		27.9%	18.1 %		18.2 %
Operating expenses	24,397	—	24,397	18,767	(93)	18,674
Restructuring charges	—	—	—	805	(805)	—
Operating income (loss)	11,239	—	11,239	(2,469)	957	(1,512)
Operating margin	8.8%		8.8%	(2.6)%		(1.6)%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

Energy Services

(in thousands)	Quarter Ended June 30, 2017			Quarter Ended June 30, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)
Revenues	$ 78,447	$ —	$ 78,447	$ 53,077	$ —	$ 53,077
Cost of revenues	68,679	—	68,679	48,165	—	48,165
Gross profit	9,768	—	9,768	4,912	—	4,912
Gross profit margin	12.5%		12.5%	9.3 %		9.3 %
Operating expenses	7,739	—	7,739	7,263	(1,485)	5,778
Restructuring charges	—	—	—	102	(102)	—
Operating income (loss)	2,029	—	2,029	(2,453)	1,587	(866)
Operating margin	2.6%		2.6%	(4.6)%		(1.6)%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges.

Segment Reporting

Infrastructure Solutions

(in thousands)	Six Months Ended June 30, 2017			Six Months Ended June 30, 2016		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments [2]	As Adjusted (Non-GAAP)
Revenues	$ 277,179	$ —	$ 277,179	$ 275,961	$ —	$ 275,961
Cost of revenues	211,564	(156)	211,408	207,042	(3,558)	203,484
Gross profit	65,615	156	65,771	68,919	3,558	72,477
Gross profit margin	23.7%		23.7%	25.0%		26.3%
Operating expenses	51,081	(34)	51,047	45,702	(410)	45,292
Acquisition-related expenses	533	(533)	—	1,735	(1,735)	—
Restructuring charges	—	—	—	2,607	(2,607)	—
Operating income	14,001	723	14,724	18,875	8,310	27,185
Operating margin	5.1%		5.3%	6.8%		9.9%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, reversal of reserves for potentially uncollectible receivables, wind down and other restructuring charges; and (ii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques and other potential acquisition activity pursued by the Company during the period.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, selected assets of Fyfe Europe and the CIPP business of Leif M. Jensen A/S.

Corrosion Protection

(in thousands)	Six Months Ended June 30, 2017			Six Months Ended June 30, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)
Revenues	$ 251,105	$ —	$ 251,105	$ 186,856	$ —	$ 186,856
Cost of revenues	187,506	—	187,506	152,554	(59)	152,495
Gross profit	63,599	—	63,599	34,302	59	34,361
Gross profit margin	25.3%		25.3%	18.4 %		18.4 %
Operating expenses	45,148	—	45,148	39,216	(410)	38,806
Restructuring charges	—	—	—	3,225	(3,225)	—
Operating income (loss)	18,451	—	18,451	(8,139)	3,694	(4,445)
Operating margin	7.3%		7.3%	(4.4)%		(2.4)%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

Energy Services

(in thousands)	Six Months Ended June 30, 2017			Six Months Ended June 30, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)
Revenues	$ 151,364	$ —	$ 151,364	$ 128,777	$ —	$ 128,777
Cost of revenues	133,398	—	133,398	116,394	—	116,394
Gross profit	17,966	—	17,966	12,383	—	12,383
Gross profit margin	11.9%		11.9%	9.6 %		9.6 %
Operating expenses	14,626	—	14,626	16,613	(3,939)	12,674
Restructuring charges	—	—	—	2,500	(2,500)	—
Operating income (loss)	3,340	—	3,340	(6,730)	6,439	(291)
Operating margin	2.2%		2.2%	(5.2)%		(0.2)%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges.

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share amounts)

	June 30, 2017	December 31, 2016
Assets		
Current assets		
Cash and cash equivalents	$ 105,331	$ 129,500
Restricted cash	1,625	4,892
Receivables, net of allowances of $4,661 and $6,098, respectively	205,125	186,016
Retainage	32,926	33,643
Costs and estimated earnings in excess of billings	85,746	62,401
Inventories	71,332	63,953
Prepaid expenses and other current assets	25,426	51,832
Total current assets	527,511	532,237
Property, plant & equipment, less accumulated depreciation	158,966	156,747
Other assets		
Goodwill	304,357	298,619
Identified intangible assets, less accumulated amortization	188,864	194,911
Deferred income tax assets	1,627	1,848
Other assets	10,612	9,220
Total other assets	505,460	504,598
Total Assets	$ 1,191,937	$ 1,193,582
Liabilities and Equity		
Current liabilities		
Accounts payable	$ 63,954	$ 63,058
Accrued expenses	81,223	85,010
Billings in excess of costs and estimated earnings	32,411	62,698
Current maturities of long-term debt	27,210	19,835
Total current liabilities	204,798	230,601
Long-term debt, less current maturities	352,071	350,785
Deferred income tax liabilities	23,951	23,339
Other non-current liabilities	12,737	12,674
Total liabilities	593,557	617,399
Equity		
Preferred stock, undesignated, $.10 par – shares authorized 2,000,000; none outstanding	—	—
Common stock, $.01 par – shares authorized 125,000,000; shares issued and outstanding 33,120,494 and 33,956,304, respectively	331	340
Additional paid-in capital	152,310	166,598
Retained earnings	472,033	455,062
Accumulated other comprehensive loss	(36,922)	(53,500)
Total stockholders' equity	587,752	568,500
Non-controlling interests	10,628	7,683
Total equity	598,380	576,183
Total Liabilities and Equity	$ 1,191,937	$ 1,193,582

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	For the Six Months Ended June 30, 2017	For the Six Months Ended June 30, 2016
Cash flows from operating activities:		
Net income (loss)	$ 19,931	$ (756)
Adjustments to reconcile to net cash provided by operating activities:		
Depreciation and amortization	23,964	23,155
Gain on sale of fixed assets	(223)	(1,225)
Equity-based compensation expense	6,736	5,616
Deferred income taxes	5,353	(1,054)
Non-cash restructuring charges	102	276
Loss on foreign currency transactions	862	1,638
Other	(1,150)	889
Changes in operating assets and liabilities (net of acquisitions):		
Restricted cash related to operating activities	1,346	1,693
Receivables net, retainage and costs and estimated earnings in excess of billings	(36,862)	16,027
Inventories	(4,855)	(311)
Prepaid expenses and other assets	19,062	(4,056)
Accounts payable and accrued expenses	(3,210)	(37,908)
Billings in excess of costs and estimated earnings	(30,503)	5,409
Other operating	310	512
Net cash provided by operating activities	863	9,905
Cash flows from investing activities:		
Capital expenditures	(12,829)	(19,445)
Proceeds from sale of fixed assets	430	2,426
Patent expenditures	(246)	(911)
Restricted cash related to investing activities	2,000	(1,086)
Purchase of Underground Solutions, Inc., net of cash acquired	—	(85,167)
Other acquisition activity, net of cash acquired	(9,045)	(6,035)
Sale of interest in Bayou Perma-Pipe Canada, Ltd., net of cash disposed	—	4,599
Net cash used in investing activities	(19,690)	(105,619)
Cash flows from financing activities:		
Proceeds from issuance of common stock upon stock option exercises, including tax effects	—	13
Repurchase of common stock	(21,034)	(25,200)
Distributions to non-controlling interests	(35)	(1,276)
Payment of contingent consideration	(500)	(500)
Proceeds from line of credit, net	17,000	36,000
Principal payments on long-term debt	(8,750)	(8,750)
Net cash provided by (used in) financing activities	(13,319)	287
Effect of exchange rate changes on cash	7,977	(5,477)
Net decrease in cash and cash equivalents for the period	(24,169)	(100,904)
Cash and cash equivalents, beginning of year	129,500	211,696
Cash and cash equivalents, end of period	$ 105,331	$ 110,792